SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                            Pioneer High Income Trust
                       Pioneer Municipal High Income Trust
                  Pioneer Municipal High Income Advantage Trsut
                (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                            PIONEER HIGH INCOME TRUST
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR November 10, 2004

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:

     The annual meeting of shareholders of each of the above registered investment management companies (collectively, the "funds") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on November 10, 2004 at 2:00 p.m., Boston time, to consider the following:

     1. To elect three Trustees of your fund, as named in the attached proxy statement, two by the holders of Common and Preferred Shares of your fund, voting together as a single class, and one by holders of Preferred Shares of your fund, voting as a separate class. Each elected Trustee will serve for a three year term or until a successor is elected.

     2. To consider any other business that may properly come before the meeting.

     Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on September 17, 2004 are entitled to vote at the meeting and any related follow-up meetings.


                                 By Order of each Board of Trustees,


                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
October 4, 2004

                                -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.
                                                                  16386-00-0904

                               PROXY STATEMENT OF
                            PIONEER HIGH INCOME TRUST
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each of the funds referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of each fund. The Common Shares and the Preferred Shares of each fund sometimes are referred to herein collectively as the "Shares." Each meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on November 10, 2004, and at any adjournments of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about October 4, 2004. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on September 17, 2004 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. The affirmative vote of a plurality of the Common and Preferred Shares of each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of each fund. The affirmative vote of a plurality of the Preferred Shares of each fund present at the meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares of each fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

     Each fund will vote separately on each item. Votes of multiple funds will not be aggregated.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of each fund. Each Trustee shall be elected to hold office for a three year term or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. Dr. Richard Egdahl, who is a nominee for Trustee, is expected to retire as a Trustee during 2005. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of each fund.

     The Declaration of Trust for each fund provides that the Board of Trustees shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. The trustees of only one class are elected at each annual meeting so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three year period. Each fund's Board of Trustees is divided into three staggered term classes - Class I, Class I and Class III. Class I trustees are being submitted to shareholders for election at the Meeting for Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Class II trustees are being submitted to shareholders for election at the Meeting for Pioneer High Income Trust.

     Each fund's Board of Trustees consists of eight members.

Pioneer High Income Trust
     The terms of the Class I trustees - Ms. Bush and Ms. Piret - will expire in 2006; the terms of the Class II trustees - Mr. Cogan, Dr. Egdahl and Mr. West - expire at the upcoming 2004 annual meeting, and the terms of the Class III trustees - Ms. Graham, Mr. Hood and Mr. Winthrop - expire at the third annual meeting in 2005. Subsequently, each class of trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of the fund.

Pioneer Municipal High Income Trust and
Pioneer Municipal High Income Advantage Trust
     The terms of the Class I trustees for Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust - Mr. Cogan, Dr. Egdahl and Mr. West - expire at the first annual meeting following the initial public offering of the common shares (the upcoming meeting); the terms of the Class II trustees - Ms. Graham, Mr. Hood and Mr. Winthrop - expire at the second annual meeting, and the terms of the Class III trustees - Ms. Bush and Ms. Piret - expire at the third annual meeting. Subsequently, each class of trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund.

     The following table sets forth the incumbent trustees and each trustee's position(s) with each fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 65 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                         Term of Office                                                   Other
     Name, Age, Position(s)               and Length of             Principal Occupation(s)         Directorships Held
 Held With the Fund and Address              Service                 During Past Five Years          by this Trustee
--------------------------------    ------------------------    -------------------------------    -------------------
Interested Trustees:                High Income Trust:          Deputy Chairman and a              Director of
John F. Cogan, Jr.                  Class II Trustee            Director of Pioneer Global         Harbor Global
(78)*                               since 2002. Term            Asset Management S.p.A.            Company, Ltd.
Chairman of the Board,              expires in 2004.            ("PGAM"); Non-Executive
Trustee and President               Elected by Preferred        Chairman and a Director of
                                    Shares only.                Pioneer Investment Manage-
                                    Municipal High              ment USA Inc. ("PIM-USA");
                                    Income Trust: Class         Chairman and a Director of
                                    I Trustee since 2003.       Pioneer; Director of Pioneer
                                    Term expires in             Alternative Investment Man-
                                    2004. Elected by            agement Limited (Dublin);
                                    Preferred Shares            President and a Director of
                                    only.                       Pioneer Alternative Invest-
                                    Municipal High              ment Management (Ber-
                                    Income Advantage            muda) Limited and affiliated
                                    Trust: Class I Trustee      funds; President and Director
                                    since 2003. Term            of Pioneer Funds Distributor,
                                    expires in 2004.            Inc.; President of all of the
                                    Elected by Preferred        Pioneer Funds; and Of Coun-
                                    Shares only.                sel (since 2000, partner prior
                                                                to 2000), Wilmer Cutler
                                                                Pickering Hale and Dorr LLP
                                                                (counsel to PIM-USA and
                                                                the Pioneer Funds)

                                         Term of Office                                                    Other
     Name, Age, Position(s)              and Length of              Principal Occupation(s)          Directorships Held
 Held With the Fund and Address             Service                 During Past Five Years            by this Trustee
--------------------------------    -----------------------    --------------------------------    ---------------------
Osbert M. Hood                      High Income Trust:         President and Chief Execu-          None
(52)*                               Class III Trustee          tive Officer, PIM-USA since
Trustee and Executive               since June 2003.           May, 2003 (Director since
Vice President                      Term expires in            January, 2001); President
                                    2005.                      and Director of Pioneer
                                    Municipal High             Investment Management,
                                    Income Trust: Class        Inc. since May, 2003; Chair-
                                    II Trustee since           man and Director of Pioneer
                                    2003. Term expires         Investment Management
                                    in 2005.                   Shareholder Services, Inc.
                                    Municipal High             ("PIMSS") since May, 2003;
                                    Income Advantage           Executive Vice President of
                                    Trust: Class II            all of the Pioneer Funds
                                    Trustee since 2003.        since June 3, 2003; Execu-
                                    Term expires in            tive Vice President and Chief
                                    2005.                      Operating Officer of PIM-
                                                               USA, November 2000 - May
                                                               2003; Executive Vice Presi-
                                                               dent, Chief Financial Officer
                                                               and Treasurer, John Hancock
                                                               Advisers, LLC, Boston, MA,
                                                               November 1999 - November
                                                               2000; Senior Vice President
                                                               and Chief Financial Officer,
                                                               John Hancock Advisers, LLC,
                                                               April 1997 - November 1999
Independent Trustees:
Mary K. Bush                        High Income Trust:         President, Bush International       Director of Brady
(56)                                Class I Trustee since      (international financial advi-      Corporation
Trustee                             2002. Term expires         sory firm)                          (industrial
3509 Woodbine Street,               in 2006.                                                       identification and
Chevy Chase, MD 20815               Municipal High                                                 specialty coated
                                    Income Trust: Class                                            material products
                                    III Trustee since                                              manufacturer),
                                    2003. Term expires                                             Millenium
                                    in 2006.                                                       Chemicals, Inc.
                                    Municipal High                                                 (commodity
                                    Income Advantage                                               chemicals),
                                    Trust: Class III                                               Mortgage
                                    Trustee since 2003.                                            Guaranty
                                    Term expires in                                                Insurance
                                    2006.                                                          Corporation, R.J.
                                                                                                   Reynolds
                                                                                                   Tobacco
                                                                                                   Holdings, Inc.
                                                                                                   (tobacco)

                                         Term of Office                                                 Other
     Name, Age, Position(s)               and Length of            Principal Occupation(s)        Directorships Held
 Held With the Fund and Address              Service                During Past Five Years         by this Trustee
--------------------------------    ------------------------    -----------------------------    -------------------
Richard H. Egdahl, M.D.             High Income Trust:          Alexander Graham Bell            None
(77)                                Class II Trustee            Professor of Health Care
Trustee                             since 2002. Term            Entrepreneurship, Boston
Boston University Healthcare        expires in 2004.            University; Professor of
Entrepreneurship Program, 53        Municipal High              Management, Boston Univer-
Bay State Road,                     Income Trust: Class         sity School of Management;
Boston, MA 02215                    I Trustee since 2003.       Professor of Public Health,
                                    Term expires in             Boston University School of
                                    2004.                       Public Health; Professor of
                                    Municipal High              Surgery, Boston University
                                    Income Advantage            School of Medicine; and
                                    Trust: Class I Trustee      University Professor, Boston
                                    since 2003. Term            University
                                    expires in 2004.

Margaret B.W. Graham                High Income Trust:          Founding Director, The           None
(57)                                Class III Trustee           Winthrop Group, Inc.
Trustee                             since 2002. Term            (consulting firm); Professor
1001 Sherbrooke Street West,        expires in 2005.            of Management, Faculty
Montreal, Quebec, Canada            Municipal High              of Management, McGill
                                    Income Trust: Class         University
                                    II Trustee since
                                    2003. Term expires
                                    in 2005.
                                    Municipal High
                                    Income Advantage
                                    Trust: Class II
                                    Trustee since 2003.
                                    Term expires in
                                    2005.

                                         Term of Office                                                  Other
     Name, Age, Position(s)              and Length of             Principal Occupation(s)         Directorships Held
 Held With the Fund and Address             Service                 During Past Five Years          by this Trustee
--------------------------------    -----------------------    -------------------------------    -------------------
Marguerite A. Piret                 High Income Trust:         President and Chief Execu-         None
(56)                                Class I Trustee since      tive Officer, Newbury, Piret &
Trustee                             2002. Term expires         Company, Inc. (investment
One Boston Place, 28th Floor,       in 2006. Elected by        banking firm)
Boston, MA 02108                    Preferred Shares
                                    only.
                                    Municipal High
                                    Income Trust: Class
                                    III Trustee since
                                    2003. Term expires
                                    in 2006. Elected by
                                    Preferred Shares
                                    only.
                                    Municipal High
                                    Income Advantage
                                    Trust: Class III
                                    Trustee since 2003.
                                    Term expires in
                                    2006. Elected by
                                    Preferred Shares
                                    only.

Stephen K. West                     High Income Trust:         Senior Counsel, Sullivan &         Director, The
(75)                                Class II Trustee           Cromwell (law firm)                Swiss Helvetia
Trustee                             since 2002. Term                                              Fund, Inc.
125 Broad Street,                   expires in 2004.                                              (closed-end
New York, NY 10004                  Municipal High                                                investment
                                    Income Trust: Class                                           company) and
                                    I Trustee since 2003.                                         AMVESCAP PLC
                                    Term expires in                                               (investment
                                    2004.                                                         managers)
                                    Municipal High
                                    Income Advantage
                                    Trust: Class I Trustee
                                    since 2003. Term
                                    expires in 2004.

                                       Term of Office                                                Other
     Name, Age, Position(s)             and Length of           Principal Occupation(s)        Directorships Held
 Held With the Fund and Address            Service              During Past Five Years          by this Trustee
--------------------------------    --------------------    ------------------------------    -------------------
John Winthrop                       High Income Trust:      President, John Winthrop &        None
(68)                                Class III Trustee       Co., Inc. (private investment
Trustee                             since 2002. Term        firm)
One North Adgers Wharf,             expires in 2005.
Charleston, SC 29401                Municipal High
                                    Income Trust: Class
                                    II Trustee since
                                    2003. Term expires
                                    in 2005.
                                    Municipal High
                                    Income Advantage
                                    Trust: Class II
                                    Trustee since 2003.
                                    Term expires in
                                    2005.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

Board Committees
     The Board of Trustees for each fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
     Marguerite A. Piret (Chair), Margaret B. W. Graham and John Winthrop

Independent Trustees
     Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite
A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation
     Stephen K. West, Marguerite A. Piret (Chair) and John Winthrop

Policy Administration
     Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

     During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees of Pioneer High Income Trust held 11, 1, 4, 9 and 6 meetings, respectively.

     During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees of Pioneer Municipal High Income Trust held 11, 1, 4, 9 and 6 meetings, respectively.

     During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees of Pioneer Municipal High Income Advantage Trust held 8, 1, 3, 6 and 5 meetings, respectively.

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of June 8, 2004 which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

o Assist the Board of Trustee's oversight of (1) the integrity of the Pioneer Funds' financial statements, (2) the Pioneer Funds' compliance with legal and regulatory requirements that relate to the funds' accounting and financial reporting, internal financial controls and independent audit (except to the extent such responsibility is delegated to another committee of the Board of Trustees), (3) the independent auditor's qualifications and independence, and
   (4) the performance of the Pioneer Funds' internal audit function and independent accountants; and

o Prepare an Audit Committee Report to the extent required by the Securities and Exchange Commission ("SEC") to be included in a Pioneer Funds' annual proxy statement or other filing.

     The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2004 and the Annual Report for Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2004, for filing with the SEC.

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of each fund has adopted a written charter for the Nominating Committee, which is attached as Appendix B to this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates as trustees and makes recommendations regarding the qualifications of such persons to the Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of each Fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a Fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of each fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as trustee, the Independent Trustees may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     Each fund's Declaration of Trust provides that the fund will indemnify the trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     During the fiscal year ended March 31, 2004, the Board of Trustees of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust held 14 and 8 meetings, respectively. During the fiscal year ended April 30, 2004, the Board of Trustees of Pioneer Municipal High Income Trust held 14 meetings. Each Trustee attended at least 75% of such meetings. All of the current trustees and committee members of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended March 31, 2004. All of the current trustees and committee members of Pioneer Municipal High Income Trust then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended April 30, 2004.

     The following table indicates the value of shares that each Trustee beneficially owned in each fund and Pioneer Funds in the aggregate as of August 31, 2004. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on August 31, 2004. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on August 31, 2004. The dollar ranges in this table are in accordance with SEC requirements.

                                                           Aggregate Dollar Range
                                                           of Equity Securities in
                                                              All Pioneer Funds
                                     Dollar Range of          Overseen or to be
                                    Equity Securities        Overseen by Trustee
Name of Trustee or Nominee             in each Fund              or Nominee
-------------------------------   ---------------------   ------------------------
INTERESTED TRUSTEE or
  NOMINEE
John F. Cogan .................   Over $100,000*          Over $100,000
                                  None**
                                  None***

Osbert M. Hood ................   None                    Over $100,000

INDEPENDENT TRUSTEE or
  NOMINEE
Mary K. Bush ..................   None*                   $10,001-$50,000
                                  None**
                                  None***

Richard H. Egdahl .............   None*                   $10,001-$50,000
                                  None**
                                  None***

Margaret B. W. Graham .........   $1-$10,000*             $10,001-$50,000
                                  None**
                                  None***

Marguerite A. Piret ...........   $10,001-$50,000*        $10,001-$50,000
                                  None**
                                  None***

Stephen K. West ...............   $1-$10,000*             Over $100,000
                                  None**
                                  None***

John Winthrop .................   $1-$10,000*             Over $100,000
                                  $1-$10,000**
                                  $1-$10,000***

-------------
*   Shares held in Pioneer High Income Trust
**  Shares held in Pioneer Municipal High Income Trust
*** Shares held in Pioneer Municipal High Income Advantage Trust

     During the most recent fiscal year ending March 31, 2004, none of the trustees or any nominee for election as a trustee of Pioneer High Income Trust or Pioneer Municipal High Income Advantage Trust engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

     During the most recent fiscal year ending April 30, 2004, none of the trustees or any nominee for election as a trustee of Pioneer Municipal High Income Trust engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees

     For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, each fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2003, for each fund, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o  the fund

o  an officer of the fund

o  a related fund

o  an officer of any related fund

o  Pioneer or PFD

o  an officer of Pioneer or PFD

o  any affiliate of Pioneer or PFD

o  an officer of any such affiliate

     During the calendar years 2002 and 2003, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and the other Pioneer Funds was approximately $53,000 and $126,603 in 2002 and 2003, respectively.

     During the calendar years 2002 and 2003, for each fund, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o  Pioneer

o  PFD

o  UniCredito Italiano

o  any other entity in a control relationship with Pioneer or PFD

     None of the funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o  the fund

o  any related fund

o  Pioneer

o  PFD

o  any affiliated person of the fund, Pioneer or PFD

o  UniCredito Italiano

o  any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements
     Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and person who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers
     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund                 Principal occupation(s)
-------------------------------------   --------------------------------------------------
Dorothy E. Bourassa (56)                Secretary of PIM-USA; Senior Vice President -
  Secretary                             Legal of Pioneer; and Secretary/Clerk of most of
                                        PIM-USA's subsidiaries since October 2000;
                                        Secretary of all of the Pioneer Funds since
                                        September 8, 2003 (Assistant Secretary from
                                        November 2000 to September 2003); Senior
                                        Counsel, Assistant Vice President and Director of
                                        Compliance of PIM-USA from April 1998 through
                                        October 2000.

Vincent Nave (59)                       Vice President - Fund Accounting, Administration
  Treasurer                             and Custody Services of Pioneer (Manager from
                                        September 1996 to February 1999); and Treasurer
                                        of all of the Pioneer mutual funds (Assistant
                                        Treasurer from June 1999 to November 2000).

Katherine Kim Sullivan (30)             Fund Administration Manager - Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services since June
                                        2003; Assistant Vice President - Mutual Fund
                                        Operations of State Street Corporation from June
                                        2002 to June 2003 (formerly Deutsche Bank
                                        Asset Management); Pioneer Fund Accounting,
                                        Administration and Custody Services (Fund
                                        Accounting Manager from August 1999 to May
                                        2002, Fund Accounting Supervisor from 1997 to
                                        July 1999). Assistant Treasurer of all of the
                                        Pioneer Funds since September 8, 2003.

Luis I. Presutti (39)                   Assistant Vice President - Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services of Pioneer
                                        (Fund Accounting Manager from 1994 to 1999);
                                        and Assistant Treasurer of all of the Pioneer
                                        Funds since November 2000.

Gary Sullivan (46)                      Fund Accounting Manager - Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services of Pioneer;
                                        and Assistant Treasurer of all of the Pioneer
                                        Funds since May 2002.

Name, age and position with each fund                 Principal occupation(s)
-------------------------------------   --------------------------------------------------
Christopher J. Kelley (39)              Assistant Vice President and Senior Counsel of
  Assistant Secretary                   Pioneer since July 2002; Vice President and
                                        Senior Counsel of BISYS Fund Services, Inc.
                                        (April 2001 to June 2002); Senior Vice President
                                        and Deputy General Counsel of Funds Distributor,
                                        Inc. (July 2000 to April 2001; Vice President and
                                        Associate General Counsel from July 1996 to July
                                        2000). Assistant Secretary of all of the Pioneer
                                        Funds since September 8, 2003.

David C. Phelan (47)                    Partner, Wilmer Cutler Pickering Hale and Dorr
  Assistant Secretary                   LLP. Assistant Secretary of all of the Pioneer
                                        Funds since September 8, 2003.

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2004. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. Each fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

                                                    Pension or Retirement   Total Compensation
                                      Aggregate      Benefits Accrued as    from the Fund and
                                    Compensation         Part of Fund         Other Pioneer
Name of Trustee                       from Fund            Expenses              Funds++
----------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.+ .............   $      500*           $0.00               $ 19,200.00
                                    $      500**

Osbert M. Hood+ .................   $      300*           $0.00               $ 11,520.00
                                    $      300**
Independent Trustees:
Mary K. Bush ....................   $ 1,787.48*            0.00               $104,000.00
                                    $ 1,019.56**

Richard H. Egdahl, M.D. .........   $ 1,739.66*            0.00               $ 99,750.00
                                    $ 1,002.96**

Margaret B.W. Graham ............   $ 1,787.47*            0.00               $104,000.00
                                    $ 1,019.56**

Marguerite A. Piret .............   $ 1,883.15*            0.00               $112,500.00
                                    $ 1,052.81**

Stephen K. West .................   $ 1,739.66*            0.00               $ 99,750.00
                                    $ 1,002.95**

John Winthrop ...................   $ 1,739.66*            0.00               $ 99,750.00
                                    $ 1,002.95**          -----               -----------

Total ...........................   $11,477.08*           $0.00               $650,470.00
                                    $  6900.79**          =====               ============

-------------
+ Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
++ There are 65 U.S. registered investment portfolios in the Pioneer Family of
   Funds.
*  Aggregate compensation from Pioneer High Income Trust
** Aggregate compensation from Pioneer Municipal High Income Advantage Trust

Pioneer Municipal High Income Trust:
   The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2004. The amounts paid to the Trustees differ due to
(i) membership on or chairing certain committees of the boards of Trustees and
(ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                  Pension or Retirement   Total Compensation
                                     Aggregate     Benefits Accrued as    from the Fund and
                                   Compensation        Part of Fund         Other Pioneer
Name of Trustee                      from Fund           Expenses              Funds++
--------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.+ .............   $    500            $  0.00              $ 19,200.00
Osbert M. Hood+ .................   $    300            $  0.00              $ 11,520.00

Independent Trustees:
Mary K. Bush ....................   $  715.88              0.00              $104,000.00
Richard H. Egdahl, M.D. .........   $  702.49              0.00              $ 99,750.00
Margaret B.W. Graham ............   $  715.88              0.00              $104,000.00
Marguerite A. Piret .............   $  742.71              0.00              $112,500.00
Stephen K. West .................   $  704.47              0.00              $ 99,750.00
John Winthrop ...................   $  702.47              0.00              $ 99,750.00
                                    ---------           -------              -----------
Total ...........................   $5,083.90           $  0.00              $650,470.00
                                    =========           =======              ===========

-------------
+ Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
++ There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

Investment adviser and administrator
     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

     The Trustees may, but all of the Trustees generally do not, attend shareholder meetings. No trustees attended Pioneer High Income Trust's 2003 annual shareholder meeting.

Required vote
     In accordance with each fund's agreement and declaration of trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Cogan, Dr. Egdahl and Mr. West are the current nominees for election for each fund (Dr. Egdahl and Mr. West by the holders of Common and Preferred Shares and Mr. Cogan by the holders of Preferred Shares only). The affirmative vote of a plurality of the Common and Preferred Shares for each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each fund present at the meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. This means that the three nominees receiving the greatest number of votes will be elected as Class I Trustees to the Board of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and as Class II Trustees to the Board of Pioneer High Income Trust.

Recommendation
     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                               AUDITOR INFORMATION

Audit fees
     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by the fund for such years were as follows:

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2003         ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................        $69,500                   $44,500
Pioneer Municipal High Income Advantage Trust .........           n/a                    $59,000

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2003         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          n/a                     $59,000

Audit-related fees
     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the audit committee pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2003         ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................        $20,000                   $20,113
Pioneer Municipal High Income Advantage Trust .........          n/a                     $12,500

                                                          For the fiscal year     For the fiscal year
                                                            ended 4/30/2003         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust .........                     n/a                    $22,500

Tax fees
     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years were as follows. All of these services were approved by the audit committee pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2003         ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................         $3,000                   $3,600
Pioneer Municipal High Income Advantage Trust .........           n/a                    $3,600

                                                          For the fiscal year     For the fiscal year
                                                            ended 4/30/2003         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust .........                    n/a                     $3,600

All other fees
     There were no fees billed for other services rendered by Ernst & Young LLP to the funds, each fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (hereinafter referred to as "affiliates" of each fund), other than the fees described above, during the two most recent fiscal years.

General Audit Committee Approval Policy

o For all projects, the officers of the funds and the funds' auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the audit firm as set forth in the above policy.

Aggregate Non-Audit Fees
     The aggregate non-audit fees for each fund and its affiliates as previously defined, were as follows. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2003         ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $42,300                 $25,100
Pioneer Municipal High Income Advantage Trust .........          $10,000                 $20,100


                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2003         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust .........                     n/a                    $26,100

     The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                       INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum
     As of the record date, the following common and preferred shares of beneficial interest were outstanding for each fund:

                                          Common shares              Preferred shares
--------------------------------------------------------------------------------------
Pioneer High Income Trust ..........      26,787,499.000             2,020 (Series M)
                                                                     2,020 (Series W)
                                                                     2,000 (Series TH)

Pioneer Municipal High Income                                        3,000 (Series A)
  Advantage Trust ..................      22,618,832.000             3,000 (Series B)

Pioneer Municipal High Income                                        2,000 (Series A)
  Trust ............................      22,120,893.000             2,040 (Series B)

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of each fund or one third of the outstanding shares of each fund, entitled to vote in person or by proxy, shall be a quorum for the transaction of business with respect to such class or classes for each fund, respectively.

Ownership of shares of the funds
     To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each fund:

Pioneer High Income Trust:

Record Holder                       Share Class     Number of Shares     % of Class
-----------------------------------------------------------------------------------
Cede & Co.                         Common          26,726,060.00            99.77
Box 20
Bowling Green Station
New York, NY 10004
-----------------------------------------------------------------------------------
Citigroup Global Markets, Inc.     Series M                 136              6.73
333 W. 34th Street
New York, NY 10001
-----------------------------------------------------------------------------------
                                   Series W                 101              5.00
-----------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner and
Smith, Inc.                        Series M                 588             29.11
101 Hudson Street, 9th Floor
Jersey City, NJ 07302
-----------------------------------------------------------------------------------

Record Holder                        Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------
                                    Series W                  560            27.72
------------------------------------------------------------------------------------
                                    Series TH       562                      28.10
------------------------------------------------------------------------------------
Pershing LLC Securities
Corporation                         Series M        500                      24.75
1 Pershing Plaza
Jersey City, NJ 07399
------------------------------------------------------------------------------------
                                    Series W        184                       9.11
------------------------------------------------------------------------------------
                                    Series TH       405                      20.25
------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M        676                      33.47
1200 Harbor Blvd.
Weehawken, NJ 07086
------------------------------------------------------------------------------------
                                    Series W        284                      14.06
------------------------------------------------------------------------------------
                                    Series TH       119                       5.95
------------------------------------------------------------------------------------
Bank of New York                    Series W        427                      21.14
One Wall Street
New York, NY 10288
------------------------------------------------------------------------------------
                                    Series TH       188                       9.40
------------------------------------------------------------------------------------
Mellon Trust of New England
National Association                Series W        200                       9.90
525 William Penn Place,
Suite 3418
Pittsburgh, PA 15259
------------------------------------------------------------------------------------
Morgan Stanley & Co.
Incorporated                        Series TH       200                      10.00
One Pierrepont Plaza, 7th Floor
Brooklyn, NY 11201
------------------------------------------------------------------------------------
National Financial Services LLC     Series TH       172                       8.60
200 Liberty Street
New York, NY 10281
------------------------------------------------------------------------------------
Oppenheimer & Co., Inc.             Series TH       144                       7.20
125 Broad Street, 15th Floor
New York, NY 10004
------------------------------------------------------------------------------------
State Street Bank and Trust
Company                             Series TH       190                       9.50
1776 Heritage Drive
Quincy, MA 02171
------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust:

Record Holder             Share Class     Number of Shares     % of Class
--------------------------------------------------------------------------------
Cede & Co.                  Common          22,013,906.00          99.52
Box 20
Bowling Green Station
New York, NY 10004
--------------------------------------------------------------------------------

Record Holder                       Share Class     Number of Shares     % of Class
-----------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner and
Smith, Inc.                        Series A                   676            33.80
101 Hudson Street, 9th Floor
Jersey City, NJ 07302
-----------------------------------------------------------------------------------
                                   Series B                   249            12.21
-----------------------------------------------------------------------------------
UBS Financial Services, Inc.       Series A                 1,182            59.10
1200 Harbor Blvd.
Weehawken, NJ 07086
-----------------------------------------------------------------------------------
                                   Series B                 1,303            63.87
-----------------------------------------------------------------------------------
Oppenheimer & Co., Inc.            Series B                   140             6.86
125 Broad Street, 15th Floor
New York, NY 10004
-----------------------------------------------------------------------------------
First Clearing, LLC                Series B                   121             5.93
901 E. Byrd Street
Richmond, VA 23219
-----------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust:

Record Holder                        Share Class     Number of Shares     % of Class
-----------------------------------------------------------------------------------
Cede & Co.                          Common          22,543,753.00            99.67
Box 20
Bowling Green Station
New York, NY 10004
-----------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner and
Smith, Inc.                         Series A                  214             7.13
101 Hudson Street, 9th Floor
Jersey City, NJ 07302
-----------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series A                2,400            80.00
1200 Harbor Blvd.
Weehawken, NJ 07086
-----------------------------------------------------------------------------------
                                    Series B                2,233            74.43
-----------------------------------------------------------------------------------
National Financial Services LLC     Series A                  223             7.43
200 Liberty Street
New York, NY 10281
-----------------------------------------------------------------------------------
                                    Series B                  197             6.57
-----------------------------------------------------------------------------------
First Clearing, LLC                 Series B                  191             6.37
901 E. Byrd Street
Richmond, VA 23219
-----------------------------------------------------------------------------------

Shareholder proposals
     If you wish to include a proposal in your fund's proxy statement for the 2005 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 on or before July 5, 2005. A proposal that is not to be included in the fund's proxy statement may only be made at the 2005 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2005 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2005 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2005 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2005 meeting is first made by the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each fund currently expects to hold the next annual shareholders' meeting on or about September 27, 2005, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal No. 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     For each fund, one-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the Trust, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

October 4, 2004)

            Appendix A--Audit Committee Charter (as of June 8, 2004)

     This Audit Committee Charter is applicable to each of the Pioneer Funds that are listed on the New York Stock Exchange ("NYSE").

     Italicized terms used in this Charter are defined in Annex A.

     Membership. The Audit Committee shall be composed exclusively of Trustees ("Independent Trustees") who are not "interested persons" as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc ("Pioneer"). The Audit Committee shall include at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit Committee, the Board of Trustees shall select members who are free of any relationship that, in the opinion of the Board of Trustees, may interfere, or give the appearance of interfering, with such member's individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit Committee may serve on the audit committee of more than two other public companies (other than another Pioneer Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be independent. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. At least one member of the Audit Committee shall be an Audit Committee Financial Expert.

     Function. The Audit Committee's purpose is to:

     o assist the Board of Trustee's oversight of (1) the integrity of the Pioneer Funds' financial statements, (2) the Pioneer Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal financial controls and independent audit (except to the extent such responsibility is delegated to another committee of the Board of Trustees), (3) the independent auditor's qualifications and independence, and (4) the performance of the Pioneer Funds' internal audit function and independent accountants; and

     o prepare an Audit Committee Report to the extent required by the Securities and Exchange Commission ("SEC") to be included in a Pioneer Funds' annual proxy statement or other filing.

     The Audit Committee shall discharge its responsibilities, and shall access the information provided by the Pioneer Funds' officers, Pioneer and independent auditors, in accordance with its business judgment.

     Oversight Role. Oversight is the primary role of the Audit Committee. Pioneer (or in the case of certain Pioneer Funds, Princeton Administrators LLC) is responsible for maintaining appropriate systems for accounting and internal controls and preparing the Pioneer Funds' financial statements. The independent auditors are responsible for auditing the Pioneer Funds' financial statements and, to the extent directed by the Audit Committee, for reviewing the Pioneer Funds' unaudited interim financial statements. The Audit Committee and the Board of Trustees recognize that the Funds' officers, Pioneer and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding the Pioneer Funds' accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role is not intended to provide any expert or special assurance as to the financial statements and other financial information provided by a Pioneer Fund to its shareholders and others. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any Pioneer Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

     The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between any Pioneer Fund's officer, Pioneer and the independent auditors regarding financial reporting.

     Specific Responsibilities. The specific responsibilities of the Audit Committee are:

     1. To act as a liaison between the Pioneer Funds' independent auditors and the Board of Trustees of the Pioneer Funds.

     2. To approve, and in addition recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment, retention and compensation of an independent auditor for each Pioneer Fund prior to the engagement of such independent auditor. The Audit Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     3. To meet with independent auditors, including private meetings, and, as necessary, Pioneer's internal auditors and the Funds' officers (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss the form and substance of the Pioneer Funds' financial statements and reports, and any matters of concern relating to the Pioneer Funds' financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants' comments with respect to the Pioneer Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to discuss the Funds' policies with respect to risk assessment and risk management; (v) to review the resolution of any disagreements between the independent auditors and Pioneer regarding the Pioneer Funds' financial reporting; and (vi) to review the form of opinion the independent accountants propose to render to the Board of Trustees and shareholders.

     4. Together with the Independent Trustees Committee, to review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts.

     5. To monitor the independent auditor of each Pioneer Fund to attempt to identify: conflicts of interest between the Pioneer Funds and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Pioneer Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning a fund's accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

     6. To ensure that the independent auditors inform the Audit Committee on a periodic basis of all relationships between the auditors and Pioneer; to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     7. To pre-approve all audit and non-audit services provided to each Pioneer Fund by its independent auditor, directly or pursuant to the pre-approval polices attached hereto as Annex B. To pre-approve, directly or pursuant to the pre-approval polices attached hereto as Annex B, all non-audit services provided by the Pioneer Fund's independent auditor to Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides ongoing services to a Pioneer Fund, if the engagement relates directly to the operations and financial reporting of the Pioneer Fund. The Audit Committee is authorized to further delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the Audit Committee regarding approved services at the Audit Committee's next regularly scheduled meeting.

     8. With respect to any Pioneer Fund listed on the New York Stock Exchange, to consider whether the Audit Committee will recommend to the Board of Trustees that the audited financial statements be included in the Fund's annual report. The Board of Trustees delegates to the Audit Committee the authority to release the Funds' financial statements for publication in the annual report, subject to the Board of Trustees' right to review and ratify such financial statements following publication. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a Fund relating to its annual meeting of security holders or in any other filing required by the SEC's rules.

     9. To obtain and review, at least annually, a report by the independent auditor describing: the independent accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and each Fund, including the disclosures required by any applicable Independence Standards Board Standard No. 1.

     10. To review with the independent auditor any problems that may be reported to the Audit Committee arising out of a Fund's accounting, auditing or financial reporting functions and management's response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

     11. To investigate improprieties or suspected improprieties in the operations of a Pioneer Fund. To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention, and treatment of complaints received by a Pioneer Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Pioneer, Princeton Administrators LLC or any other provider of accounting related services for a listed fund, as well as employees of the fund regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Annex C.

     12. To review with the Pioneer Funds' principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence or fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting.

     13. To report regularly to the Board of Trustees, including the Audit Committee's conclusions with respect to the independent auditor and the funds' financial statements and accounting controls.

     Governance. Members of the Audit Committee shall elect from among themselves a Chair, who shall preside over meetings of the Audit Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the Board of Trustees. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. Meetings of the Audit Committee shall be open to all members of the Board who are Independent Trustees of the Funds; however, no member of the Board of Trustees other than a member of the Audit Committee shall have the right to vote on any matter brought before the Audit Committee. The Chair shall determine whether Trustees who are affiliated with Pioneer, or members of the Funds' management may be present at any meeting. The Audit Committee shall meet regularly with the Treasurer of the Funds. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     The designation of a person as an Audit Committee Financial Expert within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002 shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee, nor shall it decrease the duties and obligations of other Audit Committee members or the Board of Trustees. The compensation of Audit Committee members shall be as determined by the Independent Trustees. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a Pioneer Fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board.

     Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees, as it deems desirable. This Charter may only be amended by the Board of Trustees. At least annually, the Audit Committee shall evaluate its own performance, including whether the Audit Committee is meeting frequently enough to discharge its responsibilities appropriately.

                                  PIONEER FUNDS

                    Appendix B--Nominating Committee Charter

     Function. The key function of the Nominating Committee of the Boards of Trustees of the Pioneer Funds (the "Funds") is to screen potential candidates for Independent Trustees. In performing such function, the Nominating Committee will:

     o Periodically review the requisite skills and criteria for Independent Trustees.

     o Periodically review the requisite skills and criteria for the re-nomination of a person currently serving as an Independent Trustee.

     o Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and to make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board; and

     o Periodically review and revise as it deems appropriate procedures regarding Trustee candidates recommended by shareholders.

     With respect to a vacancy on the Board, the Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process. These criteria shall be applied when considering a recommendation as to a vacancy whether the person has been recommended by a shareholder, Trustee, management or otherwise.

     With respect to the re-nomination of an existing Independent Trustee, the Committee and the Independent Trustees Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process.

     The Nominating Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the nomination of members of the Board. The primary function of the Committee is to act as a consultative body to the Independent Trustees Committee, which shall be responsible for determining whether to recommend the nomination of any person to serve as Independent Trustee to the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nominations of persons to serve as Trustees who are not Independent Trustees shall be made by the Board.

     Governance. The Committee shall be comprised of three Trustees who shall be nominated and elect ed by the Board. Each member of the Committee must be independent under the New York Stock Exchange's Revised Listing Rules and must not be interested persons, as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc. Members of the Committee shall elect from among themselves a Chairperson, who shall preside over meetings of the Committee.

Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. Meetings of the Nominating Committee shall be open to all Independent Trustees; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the total number of members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

     The Committee shall have the authority to retain and terminate any search firm to be used to identify or investigate the qualifications of Trustee nominees, including authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Funds to pay the compensation of any search firm engaged by the Committee.

     The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.

     Approval of Charter. This Charter and any amendments are subject to approval by the Board.

                PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            PIONEER HIGH INCOME TRUST
                          To be held November 10, 2004

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on November 10, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         HIT 14536




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect two Class II trustees of the      FOR   WITHHOLD            FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Dr. R.H. Egdahl    02. S.K. West

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      HIT_14536

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            PIONEER HIGH INCOME TRUST
                          To be held November 10, 2004

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on November 10, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         HIT 14536




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class II trustees of the    FOR   WITHHOLD            FOR ALL
fund, as named in the attached proxy           ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Dr. R.H. Egdahl    02. S.K. West   03. J.F. Cogan, Jr.

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      HIT_14536

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                          To be held November 10, 2004

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on November 10, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         MHI 14537




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect two Class I trustees of the      FOR   WITHHOLD            FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Dr. R.H. Egdahl    02. S.K. West

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      MHI_14537

                PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                          To be held November 10, 2004

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on November 10, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         MHI 14537




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class I trustees of the     FOR   WITHHOLD            FOR ALL
fund, as named in the attached proxy           ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Dr. R.H. Egdahl    02. S.K. West   03. J.F. Cogan, Jr.

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      MHI_14537

                PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          To be held November 10, 2004

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on November 10, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         MHA 14538




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect two Class I trustees of the      FOR   WITHHOLD            FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Dr. R.H. Egdahl    02. S.K. West

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      MHA_14538

                PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          To be held November 10, 2004

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on November 10, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         MHA 14538




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class I trustees of the     FOR   WITHHOLD            FOR ALL
fund, as named in the attached proxy           ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Dr. R.H. Egdahl    02. S.K. West   03. J.F. Cogan, Jr.

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      MHA_14538